SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 June 24, 2004
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                Date of Report (Date of earliest event reported)


                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-12965                                 13-3163744
   --------------------------         --------------------------------------
    (Commission file number)           (IRS employer identification number)



                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)



                                 (401) 434-5522
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


     INCREASE IN AUTHORIZED CAPITAL.
     -------------------------------

     On June 24, 2004, we amended our certificate of incorporation to increase the number of shares of our common stock that we are authorized to issue, from 20,000,000 shares to 30,000,000 shares. The was made to provide a sufficient number of shares of our stock for issuance in connection with future acquisitions, financings, strategic alliances, incentive stock awards and other general corporate purposes. We have no current plans, proposals or arrangements to issue any shares of common stock with the exception of the shares of common stock authorized under its certificate of incorporation before the amendment and previously reserved for issuance under the our outstanding stock options, convertible preferred stock, warrants and convertible notes. We have reserved 4,500,000 shares for issuance under our new stock incentive plan. See "Adoption of 2004 Stock Incentive Plan" The amendment to our certificate of incorporation was made after a vote of our stockholders at our annual meeting of stockholders approving the amendment.


     INCREASE IN NUMBER OF DIRECTORS.
     --------------------------------

     On June 24, 2004, an amendment to our by-laws, adopted by our board of directors on May 19, 2004, took effect. The amendment to our by-laws increases the maximum number of directors of the corporation to nine. The board of directors also set the number of directors at nine.


     ELECTION OF NEW DIRECTORS.
     --------------------------

     On June 24, 2004, at our annual meeting of stockholders, our stockholders elected four new directors: James S. Bennett, Robert G. Flanders, Jr., William
J. Gilbane, Jr., and Donald R. Sweitzer.

     Mr. Bennett, 46, is an owner and Vice Chairman of the Board of Directors of Mitkem Corporation, which he founded in 1994. Previously, Mr. Bennett held top management positions in two other environmental laboratories, Coast to Coast Analytical and Ceimic Corporation, where his responsibilities included supervision of technical sales, budget and financial review and management and establishment of new offices and markets. Prior to entering the environmental business, Mr. Bennett was involved in securities trading, holding positions at Albert, Bennett & Company, Inc., Prudential-Bache Securities and Kidder, Peabody & Co., Inc. and played professional sports with the Atlanta Flames Hockey Club, Inc. organization. Mr. Bennett is a graduate of Brown University.

     Justice Flanders, 54, is an Associate Justice of the Supreme Court of Rhode Island, an office he has held since 1996. Prior to his appointment to the bench, he was a founder of the law firm of Flanders + Medeiros. Justice Flanders was also a partner at the law firm of Edwards & Angell, LLP, where he served as Chairman of the firm's Litigation Department and he began his legal career at the firm of Paul, Weiss, Rifkin, Wharton & Garrison. He has also served as assistant executive counsel to the Governor of Rhode Island, town solicitor for Glocester, Rhode Island and general counsel to the Rhode Island Solid Waste
Management Corporation. He ran for and was elected to the Town Council of Barrington, Rhode Island, on which he served two terms. Justice Flanders is a magna cum laude graduate of Brown University, where he was elected to Phi Beta Kappa, and he received his Juris Doctor from Harvard University Law School. Recently, after eight years of service on the Supreme Court, Justice Flanders announced that he will be resigning to pursue other challenges after the 2004 court term ends. He has been named "Distinguished Visiting Professor of Law" at the Roger Williams University Law School, where he will teach constitutional law.

     Mr. Gilbane, 57, is the president and chief operating officer of Gilbane Building Company, a position he has held since January 2004. From 2001 to 2003, Mr. Gilbane served as executive vice president of the company. Previously, Mr. Gilbane served as senior vice president of the company's New England Region for 18 years where he was responsible for 400 employees and approximately $500 million of annual construction work and also established five new district offices. He joined the company in 1970. Mr. Gilbane graduated from Brown University with a Bachelor of Science degree in political science.

     Mr. Sweitzer, 56, is Senior Vice President of Global Business Development and Public Affairs of GTECH Holdings Corporation and Chairman of GTECH's Government Affairs Committee. He is the former president of the Dorset Resource & Strategy Group, a public affairs company in Washington, D.C. He also served as the president and managing partner of Politics, Inc., a Kamber Company. He was the political director of the Democratic National Committee (DNC) in the first two years of the Clinton Administration, and from 1985-1989, he served as the finance director of the DNC. Prior to joining GTECH, Mr. Sweitzer was a frequent political commentator on CNN's Crossfire and other nationally syndicated programs and has lectured on politics and political campaigns at the John F. Kennedy School of Government at Harvard University; Northwestern University in Chicago; Kent State University in Ohio; and the American University in Washington.


     ADOPTION OF 2004 STOCK INCENTIVE PLAN.
     --------------------------------------

     On June 24, 2004, at our annual meeting of stockholders, our stockholders approved the adoption of a new stock incentive plan, which plan had been adopted, subject to approval by our stockholders, by our board of directors on April 8, 2004. The stock incentive plan provides for the grant of options to purchase our common stock and the grant of restricted stock awards. Subject to adjustments for changes in our common stock and other events, the stock incentive plan allows us to grant up to 4,500,000 shares, either in the form of options to purchase a share or as restricted stock awards. If any grant under the stock incentive plan expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in common stock not being issued, the unused stock covered by that grant will be available for future grants. The maximum number of shares of common stock with respect to which grants may be made during any calendar year to any person is 630,000 subject to adjustments for changes in our common stock and other events.

     All of our employees, officers and directors are eligible for grants under the stock incentive plan. Our Board of Directors will administer the stock incentive plan or the may delegate its powers to committee of the Board. The Board may also delegate the power to grant awards under the stock incentive plan (except to officers) to one or more of our executive officers in compliance with Delaware law.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

             The following exhibits are filed as part of this report:

             Exhibit Number           Description
             --------------           -----------
                  3.1 Certificate of Amendment of the Restated Certificate of Incorporation of Nestor, Inc.

                  3.2              Amended By-laws of Nestor, Inc.

                  10.1             Nestor, Inc. 2004 Stock Incentive Plan

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Claire M. Iacobucci
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                                          Claire M. Iacobucci
                                          Treasurer and Chief Financial Officer


Dated:     June 30, 2004

                                  EXHIBIT INDEX
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       Exhibit Number                    Description
       --------------                    -----------
            3.1 Certificate of Amendment of the Restated Certificate of Incorporation of Nestor, Inc.

            3.2              Amended By-laws of Nestor, Inc.

            10.1             Nestor, Inc. 2004 Stock Incentive Plan